UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	June 2, 2022
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 21st Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 2, 2022, Shutterstock, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of April 13, 2022, the record date for the Annual Meeting, there were a total of 36,212,904 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 33,402,215 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.
Described below are the matters voted upon at the Annual Meeting and the voting results.
Proposal One - Election of Directors
At the Annual Meeting, the Company’s stockholders elected the following Class I director nominees to serve on the Company’s Board of Directors until the 2025 Annual Meeting of Stockholders or, in each case, until the director’s successor is duly elected and qualified or, if earlier, his or her death, resignation or removal.  The votes cast were as follows:

Director	For	Withhold	Broker Non-Votes
Jonathan Oringer	30,010,434	1,223,061	2,168,721
Rachna Bhasin	29,801,583	1,431,912	2,168,721
Proposal Two - Advisory Vote on the Compensation of the Company's Named Executive Officers
At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement.  The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
30,828,746	391,620	13,128	2,168,721
Proposal Three - Ratification of Appointment of Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s stockholders ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.  The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
33,134,069	259,755	8,391	2,168,721
Proposal Four - Approval of the 2022 Omnibus Equity Incentive Plan
At the Annual Meeting, the Company’s stockholders approved the 2022 Omnibus Equity Incentive Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,009,159	7,971,139	253,199	2,168,721

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.
104Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: June 3, 2022	By:	/s/ John Lapham
John Lapham
General Counsel and Corporate Secretary

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